UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

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TetraLogic Pharmaceuticals Corporation
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 15, 2016. Meeting Information TETRALOGIC PHARMACEUTICALS CORPORATION Meeting Type: Annual Meeting For holders as of: April 21, 2016 Date: June 15, 2016 Time: 10:00 AM EDT Location: The Desmond Hotel and Conference Center Ballroom C One Liberty Boulevard Malvern, PA 19355 You are receiving this communication because you hold shares in the company named above. TETRALOGIC PHARMACEUTICALS CORPORATION 343 PHOENIXVILLE PIKE This is not a ballot. You cannot use this notice to vote these MALVERN, PA 19355 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet or by mail. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain E10216-P78981 proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT 2015 ANNUAL REPORT ON FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy of Proxy Materials for the June 15, 2016 Annual Meeting and Select a Future Delivery Preference: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 1, 2016 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. For directions to the Annual Meeting, see: http://www.desmondgv.com/contact-us/driving-directions/. (The Company is providing this link for reference purposes only and is not responsible for the information contained on or accessible through this website, which is not a part of, or incorporated in, this or any document filed with the Securities and Exchange Commission.) Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the E10217-P78981 arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) J. Kevin Buchi 02) Paul J. Schmitt The Board of Directors recommends you vote FOR the following proposal: 2. Ratification of the selection of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. E10218-P78981

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